UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

October 22, 2002
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 5. OTHER EVENTS.

Laboratory Corporation of America -Registered Trademark- Holdings (LabCorp -Registered Trademark-) (NYSE:LH) today announced that its Board of Directors has authorized a stock repurchase program. This program allows the Company to purchase up to an aggregate of $150 million of its Common Stock from time-to-time.

The press release announcing the stock repurchase plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

(c) Exhibit
99.1 Press release of the Company dated October 22, 2002



SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary


Date: October 22, 2002



                                      EXHIBIT INDEX


   Exhibit                    Description
------------     ------------------------------------
    99.01        Press Release dated October 22, 2002